THE FBR FUNDS

Equity Funds

FBR Technology Fund

I Class Shares

Supplement dated February 26, 2010

to the Prospectus dated February 26, 2010

The I Class Shares of the FBR Technology Fund (the “Fund”) have not yet commenced investment operations and are therefore not currently being offered.  It is anticipated that the I Class Shares of the Fund will commence investment operations and will begin being offered on or about March 12, 2010.

Investors should retain this supplement for future reference.

15559010.1.BUSINESS